Exhibit 99.1

McDermott International, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated statements of income for the three and six months ended June 30, 2010 and June 30, 2009 have been derived from the historical financial statements of McDermott International, Inc. (“we”, “us”, or “our”) as if the disposal of our Power Generation Systems and Government Operations segments via the spin-off of The Babcock & Wilcox Company (“B&W”) occurred as of the beginning of the periods presented. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 has been prepared as if the spin-off occurred as of June 30, 2010.

Due to the spin-off of B&W, when we issue financial statements for the period ending September 30, 2010 and for the year ending December 31, 2010, the historical results of B&W will be reclassified as discontinued operations in accordance with Financial Accounting Standards Board Codification Topic 205-20, Presentation of Financial Statements – Discontinued Operations.

The pro forma adjustments include assumptions that management believes are reasonable. The pro forma adjustments may differ from the adjustments that will be calculated to report the B&W business as discontinued operations in our future filings.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the spin-off of B&W been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying unaudited notes should be read together with our annual report on Form 10-K for the year ended December 31, 2009 and our quarterly report on Form 10-Q for the quarter ended June 30, 2010.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2010

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)

ASSETS
Current Assets:
Cash and cash equivalents	$777,554	$240,347	(a)	$537,207
Restricted cash and cash equivalents	150,708	19,196	(a)	131,512
Accounts receivable – trade, net	568,515	323,697	(a)	244,818
Accounts and notes receivable – unconsolidated affiliates	13,657	7,941	(a)	5,716
Accounts receivable – other	64,829	42,317	(a)	22,512
Contracts in progress	351,923	288,154	(a)	63,769
Inventories	100,636	97,863	(a)	2,773
Deferred income taxes	90,702	84,343	(a)	6,359
Other current assets	99,890	48,345	(a)	51,545

Total Current Assets	2,218,414	1,152,203		1,066,211

Property, Plant and Equipment	2,691,060	948,915	(a)	1,742,145
Less accumulated depreciation	1,312,985	524,839	(a)	788,146

Net Property, Plant and Equipment	1,378,075	424,076	(a)	953,999

Investments	168,195	72,600	(a)	95,595

Goodwill	334,649	279,904	(a)	54,745

Deferred Income Taxes	242,826	242,826	(a)	—

Investments in Unconsolidated Affiliates	101,228	86,770	(a)	14,458

Other Assets	271,262	147,443	(a)	123,819

TOTAL	$4,714,649	$2,405,822		$2,308,827

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2010

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)
LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and current maturities of long-term debt	$15,067	$7,525	(a)	$7,542
Accounts payable	425,170	187,407	(a)	237,763
Accrued contract costs	86,599	445	(a)	86,154
Accrued employee benefits	146,147	95,109	(a)	51,038
Accrued pension liability – current portion	130,914	123,770	(a)	7,144
Accrued liabilities – other	162,052	73,111	(a)	88,941
Advance billings on contracts	595,410	439,312	(a)	156,098
Accrued warranty expense	117,213	114,780	(a)	2,433
Income taxes payable	59,617	2,074	(a)	57,543

Total Current Liabilities	1,738,189	1,043,533		694,656

Long-Term Debt	49,218	953	(a)	48,265

Accumulated Postretirement Benefit Obligation	105,270	105,136	(a)	134

Self-Insurance	91,247	55,487	(a)	35,760

Pension Liability	547,031	525,392	(a)	21,639

Other Liabilities	152,413	90,216	(a)	62,197

Commitments and Contingencies

Equity
Common stock par value	239,264	—		239,264
Capital in excess of par value	1,343,787	—		1,343,787
Retained earnings	1,087,622	1,017,058	(a)	70,564
Treasury stock	(83,284)	—		(83,284)
Accumulated other comprehensive loss	(598,441)	(432,454	) (a)	(165,987)

Stockholders’ Equity – McDermott International, Inc.	1,988,948	584,604		1,404,344

Noncontrolling interest	42,333	501	(a)	41,832

Total Equity	2,031,281	585,105		1,446,176

TOTAL	$4,714,649	$2,405,822		$2,308,827

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended June 30, 2010

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)
Revenues	$1,333,562	$(688,496	) (b)	$645,066

Costs and Expenses:
Cost of operations	1,006,733	(518,369	) (b)	488,364
Gains on asset disposals and impairments – net	(165)	(61	) (b)	(226)
Costs to spin-off B&W	66,218	(66,218	) (d)	—
Selling, general and administrative expenses	154,203	(100,664	) (b)	53,539

Total Costs and Expenses	1,226,989	(685,312)		541,677

Equity in Income (Loss) of Investees	16,719	(17,435	) (b)	(716)

Operating Income	123,292	(20,619)		102,673

Other Income (Expense):
Interest income (expense) – net	(3,333)	1,553	(b)	(1,780)
Other expense – net	(4,494)	3,945	(b)	(549)

Total Other Income (Expense)	(7,827)	5,498		(2,329)

Income before Provision for Income Taxes	115,465	(15,121)		100,344

Provision for Income Taxes	33,872	(20,341	) (b) (c)	13,531

Net Income	81,593	5,220		86,813

Less: Net Income Attributable to Noncontrolling Interest	(5,559)	72	(b)	(5,487)

Net Income Attributable to McDermott International, Inc.	$76,034	$5,292		$81,326

Pro Forma Earnings per Share:
Basic	$0.33			$0.35
Diluted	$0.32			$0.35

Shares used in Calculating Pro Forma Earnings per Share:
Basic	231,847,145			231,847,145
Diluted	234,423,546			234,423,546

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Three Months Ended June 30, 2009

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)
Revenues	$1,564,999	$(732,069	) (b)	$832,930

Costs and Expenses:
Cost of operations	1,275,058	(553,489	) (b)	721,569
Gains on asset disposals and impairments – net	(1,897)	30	(b)	(1,867)
Selling, general and administrative expenses	153,195	(96,745	) (b)	56,450

Total Costs and Expenses	1,426,356	(650,204)		776,152

Equity in Income (Loss) of Investees	9,097	(10,153	) (b)	(1,056)

Operating Income	147,740	(92,018)		55,722

Other Income (Expense):
Interest income (expense) – net	4,987	(112	) (b)	4,875
Other expense – net	(10,201)	7,50	(b)	(2,698)

Total Other Income (Expense)	(5,214)	7,391		2,177

Income before Provision for Income Taxes	142,526	(84,627)		57,899

Provision for Income Taxes	44,645	(26,408	) (b)(c)	18,237

Net Income	97,881	(58,219)		39,662

Less: Net Income Attributable to Noncontrolling Interest	(5,326)	43	(b)	(5,283)

Net Income Attributable to McDermott International, Inc.	$92,555	$(58,176)		$34,379

Pro Forma Earnings per Share:
Basic	$0.40			$0.15
Diluted	$0.40			$0.15

Shares used in Calculating Pro Forma Earnings per Share:
Basic	229,273,441			229,273,441
Diluted	233,105,949			233,105,949

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Six Months Ended June 30, 2010

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)
Revenues	$2,515,492	$(1,350,884	) (b)	$1,164,608

Costs and Expenses:
Cost of operations	1,941,584	(1,063,320	) (b)	878,264
Gains on asset disposals and impairments – net	(2,258)	(48	) (b)	(2,306)
Costs to spin-off B&W	90,420	(90,420	) (d)	—
Selling, general and administrative expenses	297,953	(192,129	) (b)	105,824

Total Costs and Expenses	2,327,699	(1,345,917)		981,782

Equity in Income (Loss) of Investees	27,307	(31,454	) (b)	(4,147)

Operating Income	215,100	(36,421)		178,679

Other Income (Expense):
Interest income (expense) – net	(3,034)	1,582	(b)	(1,452)
Other expense – net	(8,711)	7,035	(b)	(1,676)

Total Other Income (Expense)	(11,745)	8,617		(3,128)

Income before Provision for Income Taxes	203,355	(27,804)		175,551

Provision for Income Taxes	53,544	(26,662	) (b)(c)	26,882

Net Income	149,811	(1,142)		148,669

Less: Net Income Attributable to Noncontrolling Interest	(13,836)	85	(b)	(13,751)

Net Income Attributable to McDermott International, Inc.	$135,975	$(1,057)		$134,918

Pro Forma Earnings per Share:
Basic	$0.59			$0.58
Diluted	$0.58			$0.58

Shares used in Calculating Pro Forma Earnings per Share:
Basic	231,335,723			231,335,723
Diluted	234,588,291			234,588,291

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDERMOTT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

For the Six Months Ended June 30, 2009

	As Reported	Pro Forma Adjustments		Pro Forma
	(In thousands)
Revenues	$3,058,262	$(1,517,122	) (b)	$1,541,140

Costs and Expenses:
Cost of operations	2,503,680	(1,164,403	) (b)	1,339,277
Gains on asset disposals and impairments – net	(656)	(177	) (b)	(833)
Selling, general and administrative expenses	294,589	(184,412	) (b)	110,177

Total Costs and Expenses	2,797,613	(1,348,992)		1,448,621

Equity in Income (Loss) of Investees	18,297	(20,498	) (b)	(2,201)

Operating Income	278,946	(188,628)		90,318

Other Income (Expense):
Interest income (expense) – net	6,844	(789	) (b)	6,055
Other expense – net	(20,971)	9,543	(b)	(11,428)

Total Other Income (Expense)	(14,127)	8,754		(5,373)

Income before Provision for Income Taxes	264,819	(179,874)		84,945

Provision for Income Taxes	88,523	(61,618	) (b)(c)	26,905

Net Income	176,296	(118,256)		58,040

Less: Net Income attributable to Noncontrolling Interest	(6,049)	95	(b)	(5,954)

Net Income Attributable to McDermott International, Inc.	$170,247	$(118,161)		$52,086

Pro Forma Earnings per Share:
Basic	$0.74			$0.23
Diluted	$0.73			$0.22

Shares used in Calculating Pro Forma Earnings per Share:
Basic	228,794,113			228,794,113
Diluted	232,846,098			232,846,098

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

McDermott International, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	Reflects the pro forma elimination of the assets, liabilities and equity associated with The Babcock & Wilcox Operations of McDermott International, Inc., which are included in our historical condensed consolidated balance sheet.

(b)	Reflects the pro forma elimination of the operating results of The Babcock & Wilcox Operations of McDermott International, Inc.

(c)	Reflects the pro forma elimination of certain income tax benefits that are not expected to be realized in future periods, as a result of the spin-off of The Babcock & Wilcox Operations.

(d)	Reflects the pro forma elimination, from continuing operations, of costs consisting primarily of severance and professional services directly attributable to the spin-off.